SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported) August 4, 1997


                                  CAPITAL TRUST
             (Exact Name of Registrant as Specified in its Charter)


California                           1-8063                          94-6181186
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(State or Other                    (Commission                 (I.R.S. Employer
Jurisdiction of                   File Number)                   Identification
incorporation)                                                             No.)




605 Third Avenue, 26th Floor
New York, NY                                                              10016
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(Address of Principal Executive Offices)                              (Zip Code)


                                 (212) 655-0220
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              (Registrant's Telephone Number, Including Area Code)



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          (Former name or former address, if changed since last report)



628340.2

ITEM 2.           Acquisition or Disposition of Assets

         Item 2 is hereby amended and restated as follows:

         On August 4, 1997, the Registrant originated and funded in part a $35 million short-term second mortgage loan facility (the "Mortgage Facility") with a trust, the sole beneficiary of which is the World Trade Center Chicago L.L.C. The Registrant funded $19 million of the loan facility at closing, and subsequently, on August 19, 1997, entered into a pari passu participation agreement pursuant to which it assigned 42.9% (or $15 million) of the loan obligation to Bank of America. As a result of the participation agreement, the Registrant's maximum obligation under the Mortgage Facility is $20 million.

         The Mortgage Facility proceeds are to be used primarily to fund tenant improvements, leasing commissions and capital expenditures primarily in connection with the ongoing conversion of the space from apparel showroom use to office use. The Mortgage Facility is secured by a second mortgage on The Chicago Apparel Center located in Chicago, Illinois. The second mortgage is subordinate to an existing mortgage of approximately $27.4 million. The Mortgage Facility is further secured by two mortgages aggregating $9.6 million on development sites located in close proximity to the property.

         The Chicago Apparel Center, which was constructed in 1977, is a 1.1 million rentable square foot 13-story office/showroom building, which also includes a 526-room Holiday Inn hotel, subject to a long-term air rights lease, above the property's south tower. The property is currently approximately 79% occupied.

         The Mortgage Facility has a term of two years which may be extended by the borrower (upon payment of an extension fee) for an additional year and bears interest at a specified rate above LIBOR. The Mortgage Facility is non-amortizing during the initial term and, if extended, is subject to contingent amortization based on the property's cash flow during any such extension term.

         In assessing the property underlying the Mortgage Facility, the Registrant considered several material factors, including, but not limited to, those described below.

         With respect to sources of revenue, the Registrant considered: the property's occupancy rate of approximately 79% as compared to the overall sub-market occupancy rate of approximately 87%; the property's average annual rental rate of approximately $17.00 per occupied square foot as compared to competitive office rental rates in the sub-market ranging from $18.00 to $24.00 per square foot; the principal businesses, occupations and professions which operate at the property, including office tenants such as Ameritech Illinois, the Chicago Transit Authority, the Illinois Institute of Art at Chicago,
21st Century Cable, SportsChannel and showroom and exhibition tenants primarily involved in the apparel industry including segments such a womenswear, accessories, bridal, childwear and menswear; the stability afforded by the property's long-term credit-oriented office tenants, five of whom occupy approximately 40% of the property with an average lease expiration date beyond ten years (including Ameritech Illinois which occupies 21% of the property with a lease expiration date no earlier than 2007 and a base rental rate which compares favorably to the marketplace); and the retention rate of the property's showroom tenants and their long-standing tenancy at the property.

         With respect to factors relating to expenses, the Registrant considered: the utility rates at the property for electricity, chilled water and water and sewer which were considered at market levels; the ad valorem taxes at the property which compared favorably to tax rates for comparable properties; maintenance and operating expenses which were in line for similar properties which are operated and maintained in a professional manner; and the significant amount of recent capital expenditures at the property with respect to tenant-related costs and base building expenditures, including heating, ventilation and air cooling system upgrades, elevator and escalator upgrades and exterior work.

         After reasonable inquiry, the Registrant is not aware of any material factors relating to the property underlying the Mortgage Facility that would cause the reported financial information herein not to be indicative of future operating results.



ITEM 7.           Financial Statements and Exhibits.

         (a)      Financial Statements of Operating Property Underlying
                  Mortgage Loan

                  The following audited financial statements of Apparel Center Owners, Ltd., the operating property underlying the mortgage loan reported in Item 2 of the Registrant's Current Report on Form 8-K as filed with the Securities and Exchange Commission on August 19, 1997, are included herein as required by the instructions to Form 8-K.


                          Index to Financial Statements

                  Report of Independent Public Accountants..................................................... F-1
                  Statement of Revenues and Certain Operating Expenses for the
                    Year Ended December 31, 1996 and the Six Month Period
                           Ended June 30, 1997 (unaudited)..................................................... F-2
                  Notes to Statement of Revenues and Certain Operating
                    Expenses................................................................................... F-3




628340.2

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          CAPITAL TRUST
                                          (Registrant)



Date: September 2, 1997                   By:     /s/ John R. Klopp
                                               -------------------------------
                                               Name:  John R. Klopp
                                               Title: Chief Executive Officer

628340.2

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Partners of Apparel Center Owners, Ltd.:

We have audited the accompanying statement of revenue and certain operating expenses (described in Note 2) of APPAREL CENTER OWNERS, LTD. for the year ended December 31, 1996. This financial statement is the responsibility of the Partnership's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for inclusion in the Form 8-K of Capital Trust and is not intended to be a complete presentation of the Partnership's revenue and certain expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and certain operating expenses of Apparel Center Owners, Ltd. for the year ended December 31, 1996, in conformity with generally accepted accounting principles.

                                                        ARTHUR ANDERSEN LLP


Chicago, Illinois
April 25, 1997

                                       F-1
628340.2

                           APPAREL CENTER OWNERS, LTD.
                        (an Illinois limited partnership)

              STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES
                      For the Year Ended December 31, 1996
            and the Six Month Period Ended June 30, 1997 (unaudited)


                                                                                            Six Month
                                                                                           Period Ended
                                                                                          June 30, 1997
                                                                    Year Ended              (Unaudited
                                                                 December 31, 1996         See Note 9)
REVENUES:
         Rentals, net                                           $14,637,559                 $8,353,781
         Parking revenues                                         1,505,861                          -
         Interest income                                             54,785                     32,848
                                  Total operating revenues      $16,198,205                 $8,386,629
                                                           ----------------     ----------------------

CERTAIN OPERATING EXPENSES:
         Operating                                              $ 3,482,995                 $1,457,993
         Real estate taxes (Note 6)                               2,609,105                  1,010,877
         Utilities                                                1,792,334                    868,865
         Marketing                                                1,619,524                    726,426
         Administrative                                           1,610,496                    574,122
         Management fees (Note 5)                                   276,015                    121,962
                                    Total certain expenses      $11,390,469                $ 4,760,245
                                                           ----------------     ----------------------

REVENUE IN EXCESS OF CERTAIN
   OPERATING EXPENSES                                           $ 4,807,736                $ 3,626,384
                                                           ================     ======================


         The accompanying notes are an integral part of this statement.





                                       F-2
628340.2

                           APPAREL CENTER OWNERS, LTD.
                        (an Illinois limited partnership)

          NOTES TO STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES

                      For the Year Ended December 31, 1996
            and the Six Month Period Ended June 30, 1997 (Unaudited)


1.       ORGANIZATION

         Apparel Center Owners, Ltd. ("ACOL"), an Illinois limited partnership, holds title to the building known as The Apparel Center, which contains showrooms, the ExpoCenter, offices and retail space, and an adjacent parking facility. Mart Holdings Group ("MHG"), an Illinois general partnership, is the managing general partner of ACOL. Joseph P. Kennedy Enterprises, Inc. (III.) ("JPK-(III.)") serves as the managing general partner of MHG.

         A breakdown of the occupied space as of December 31, 1996, and June 30, 1997 is as follows:

                                            Percent Square
                                                  Footage
         Apparel                                     50%
         Office/Retail                               50
                                                     100%

2.       BASIS OF PRESENTATION

         The statement of revenue and certain operating expenses for the year ended December 31, 1996 and the six month period ended June 30, 1997 (unaudited) relates to the operations of the Apparel Center Owners, Ltd. The accompanying financial statement excludes certain expenses, such as interest, depreciation and amortization, professional fees and other costs not directly related to the operations of the Partnership, in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. Management is not aware of any material factors relating to the Partnership which would cause the reported financial information not to be necessarily indicative of future operating results.

3.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         a. Basis of Reporting-The financial statement is presented on the accrual basis of accounting.

         b.       Rental   Revenue-Rentals  from  tenants  with  scheduled  rent
                  increases and rent abatements are recognized as revenue on a straight-line basis over the respective lease term.


                                       F-3
628340.2

         c. Use of Estimates-The 0preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4.       HOTEL LEASE

         ACOL entered into a lease with a hotel operator whereby the operator, at its own expense, constructed a hotel atop The Apparel Center. The lease, which has a term of 65 years commencing January, 1977, provides for an annual base rental of $159,600, additional rent payable based on hotel revenue, as defined, and an allocation of certain real estate taxes, rehabilitation and maintenance costs.

5.       TRANSACTIONS WITH AFFILIATES

         Certain owners of ACOL are owners of Merchandise Mart Owners, Ltd. ("MMOL"). In addition, Joseph P. Kennedy Enterprises, Inc. (Delaware) ("JPK-(Del.)"), which is affiliated with the owners of ACOL, owns Merchandise Mart Properties, Inc. ("MMPI"). As a convenience, certain amounts are disbursed or collected by one entity on behalf of another.

         a. ACOL reimburses MMPI for certain payroll-related expenses incurred on behalf of ACOL.

         b. ACOL paid MMPI management fees of $276,015 and $121,962 during 1996 and the six months ended June 30, 1997. Fees are calculated using various percentages of gross revenues as adjusted for uncollectible accounts and as summarized below:


                                                           Applicable
             Type of Revenue                               Percentage
               Apparel                                         3.0%
               Office, retail, exposition and hotel            1.5%

6.       REAL ESTATE TAXES

         During 1996, ACOL paid its 1995 real estate tax bill amounting to $2,759,400. The actual tax bill was less than the December 31, 1995, accrual by $138,064.


                                       F-4
628340.2

7.       FUTURE MINIMUM RENTALS UNDER TENANT LEASES

         ACOL leases showroom, office and retail space under noncancellable operating leases with terms ranging from 1 to 15 years. Future minimum rentals to be received as of December 31, 1996, are summarized as follows:


Year ending December 31
         1997                                  $10,033,000
         1998                                    9,016,000
         1999                                    7,622,000
         2000                                    6,206,000
         2001                                    5,645,000
                                                 ---------
         Future years                           25,418,000
                                                ----------

Total future minimum rentals                   $63,940,000


         Two tenants in the building have future minimum lease payments in excess of 71% of the total future minimum rentals. Management does not believe this represents a credit risk.

8.       PROPERTY DAMAGE INSURANCE

         Property damage insurance for ACOL and MMOL is written on a combined, agreed amount basis. The combined, agreed amount exceeds the replacement value of the Apparel Center. However, based on management's evaluation, the combined replacement value of the ACOL and MMOL structures and other personal property exceeds the insured coverage.

9.       SUBSEQUENT EVENT

         As of January 1, 1997, all of the assets and liabilities of Apparel Center Owners, Ltd. were distributed to two new limited liability companies, World Trade Center Chicago, L.L.C. and Wolf Point, L.L.C. The former received the Apparel Center, its related assets, liabilities and capital accounts, while the latter received the development property, known as Wolf Point, and its related assets (including the adjacent parking facility), liabilities and capital accounts. The ownership of these two entities is the same as ACOL.

         Accordingly, the accompanying unaudited statement of revenues and certain operating expenses for the six month period ended June 30, 1997 represents the results of operations of the World Trade Center Chicago, L.L.C.

                                       F-5
628340.2